Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the thirteen and thirty-nine weeks ended September 24, 2022 (the “Report”) of Hillman Solutions Corp. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof; I, Robert O. Kraft, the Chief Financial Officer of the Registrant, certify, to the best of my knowledge, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                 /s/ Robert O. Kraft
                                Name: Robert O. Kraft
                                Date: November 3, 2022